Going Cocern	12 Months Ended
Dec. 31, 2014
Going Concern [Abstract]
GOING CONCERN

NOTE 18 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has accumulated deficit of $3,197,042, a working capital deficit and cash outflow from operating activities of $7,731,054 and $139,648 at December 31, 2014. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management intends to provide the Company with additional loans as needed and is seeking a merger target to implement its strategic plans. Management feels these actions provide the opportunity for the Company to continue as a going concern.